                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (date of earliest event reported):

September 18, 1996

                      ADVANTA CREDIT CARD MASTER TRUST II
             (Exact name of Registrant as specified in its charter)

   New York                Reg. No. 333-05433                Not Required
(State or other            (Commission File                (I.R.S. Employer
 jurisdiction                   Number)                     Identification
of incorporation)                                               Number)

                           Advanta National Bank USA
                          Attention: Gene S. Schneyer
                          Brandywine Corporate Center

                   650 Naamans Road, Claymont, Delaware 19703

                          (Address of Owner/Servicer)

                    (Address of principal executive offices)

               (302)791-4400 (Telephone Number of Owner/Servicer)
                        (Registrant's Telephone Number)

                              Advanta National Bank
                                 501 Carr Road
                           Wilmington Delaware 19809
                                 (302) 791-4400

         Items 1-4. Inapplicable.

         Item 5. Other Events.


Information relating to the distributions to Certificateholders for the August 1996 Monthly Period of the Trust in respect of the following Floating Rate Asset Backed Certificates: Series 1994-B, Series 1994-D, Series 1995-A, Series 1995-C, Series 1995-D, Series 1995-F, of which Class A-1 is a Fixed Rate, Series 1995-G, Series 1996-A, of which Class A-1 is a Fixed Rate, Series 1996-B, Series 1996-C, and Series 1996-D (the "Certificates") issued by the Registrants and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables, Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1993 as amended, between Advanta National Bank USA and Bankers Trust Company, as trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.


In August 1996, the Owner/Servicer adopted a new charge-off methodology related to bankrupt credit card accounts. Under the previous methodology, when the Owner/Servicer received notification that a credit cardholder had filed a bankruptcy petition, the account was written off within 30 days of notification. Under the new methodology, the Owner/Servicer utilizes an investigative period of up to 90 days from the date of such notification. The receivable, if not paid during such investigative period, will be charged off unless the investigation shows that the cardholder's obligation to the Owner/Servicer should not be discharged as the result of the bankruptcy proceeding. In no event will the receivable be charged off at later than 186 days contractual delinquency. As the result of this new methodology, charge-offs of receivables held by the Trust were lower in August 1996 than they would have been under the previous methodology and, conversely, delinquent Receivables were higher by a like amount.

         Item 6.          Inapplicable.

         Item 7.          Financial Statements,
                          Pro Forma Financial Information and Exhibits.



1. Monthly Reports for the August 1996 Monthly Period relating to the following Floating Rate Asset Backed Certificates: Series 1994-B, Series 1994-D, Series 1995-A, Series 1995-C, Series 1995-D, Series 1995-F, of which Class A-1 is a Fixed Rate, Series 1995-G, Series 1996-A, of which Class A-1 is a Fixed Rate, Series 1996-B, Series 1996-C and Series 1996-D issued by the Advanta Credit Card Master Trust II.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ADVANTA CREDIT CARD MASTER TRUST II
                   (Registrant)

                                  BY:      ADVANTA NATIONAL BANK USA

                   (Owner/Servicer)

Date: September 18, 1996                   By: /s/Michael Coco
                                               --------------------
                                           Name:   Michael Coco
                                           Title:  Vice President

                                 EXHIBIT INDEX

                                                                                      Sequential
Exhibit                                                                              Page Number
1.   Monthly Reports for the August 1996 Monthly Period relating to the                   5
     Asset Backed Certificates Series 1994-B, Series 1994-D, Series 1995-A,
     Series 1995-C, Series 1995-D, Series 1995-F, Series 1995-G, Series
     1996-A, Series 1996-B, Series 1996-C and Series 1996-D issued by the
     ADVANTA Credit Card Master Trust II.




(sec-mtII.doc)

                                                                    August, 1996

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           Advanta National Bank USA

                    ---------------------------------------

                      ADVANTA CREDIT CARD MASTER TRUST II